MEMORANDUM OF TERMS
COVERTIBLE DEBT FINANCING

This memorandum summarizes the principal terms proposed by LG Capital Funding, LLC, a New York Limited Liability Company (the "Investor), with respect to a private investment of up to $250,000 of the convertible debt securities of Technology Applications International Corp. a Florida corporation (the "Company").

Proposed Purchase

The Investor proposes a private purchase of Convertible Securities ("Notes") on the following terms:

Issuer:	Technology Applications International Corp., a Florida corporation
Security, Term and Maturity:	Convertible note, 12 months term
Total Amount of Offering:	$250,000 of which $125,000 is 144 front and $125,000 is back end funding
Type of Notes:	All Notes will be Rule 144 Notes and will not be eligible for conversion of free trading shares until 6 months after the issuance of the Notes unless such shares are covered by a resale registration statement.
Conversion Discount:	The principal and accrued interest under the Notes will be convertible into shares of Common Stock of the Company at a 42% discount to the lowest trading price with a 20 day look back. The Notes shall bear interest at 8%.
Transfer Agent Reserve:	The Issuer will provide a transfer agent reserve of 1,676,000 shares for the $125,250 144 note. The Company shall maintain a reserve of 4x the discount amount of the Note at all times. The back end notes will be issued a 3x reserve when cash funded.

Prepayment:	The Notes may be prepaid in whole or in part with the following penalties: (i) if the note is prepaid within 30 days of the issuance date, then at 115% of the face amount plus any accrued interest; (ii) if the note is prepaid after 30 days after the issuance date but less than 180 days after the issuance date, then the prepay premium shall increase by 6% every 30 days with a cap at 145%. This Note may not be prepaid after the 180th day.
Back End Notes:	Of the $250,000, $125,000 will be paid in cash upfront against delivery of a promissory note. The remaining $125,000 shall be paid via the delivery of a $125,000 promissory note issued by the Investor to the Company, secured by assets of at least $125,000.00. The Company issued back end note will be paid in month 8. The portion of the back end note that has not been paid for in cash may not be converted. Each tranche of back end funding will be contingent on the Issuer maintaining a bid of at least $0.44 per share and aggregate trading volume of $40,000 per 5 trading day period.
Expenses:	The Investor will deduct legal fees of $6,250 on the Note as well as deducting such payment at the time of the cash funding of the $125,000 back end note.

Approved:

TECHNOLOGY APPLICATIONS INTERNATIONAL CORP.

By: [signature]

Title: President

THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT")

US $125,000.00

/ 3#C75

TECHNOLOGY APPLICATIONS INTERNATIONAL CORP
8% CONVERTIBLE REDEEMABLE NOTE
DUE MARCH 24, 2016
BACK END NOTE

FOR VALUE RECEIVED, Technology Applications International Corp (the "Company") promises to pay to the order of LG CAPITAL FUNDING, LLC and its authorized successors and permitted assigns ("Holder"), the aggregate principal face amount of One Hundred Twenty Five Thousand Dollars exactly (U.S. $125,000.00) on March 24, 2016 ("Maturity Date") and to pay interest on the principal amount outstanding hereunder at the rate of 8% per annum commencing on March 24, 2015. The interest will be paid to the Holder in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note. The principal of, and interest on, this Note are payable at 1218 Union Street, Suite #2, Brooklyn, NY 11225, initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time. The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address appearing on the records of the Company. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer. Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Note is subject to the following additional provisions:

1. This Note is exchangeable for an equal aggregate principal amount of

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Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

2. The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3. This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended ("Act") and applicable state securities laws. Any attempted transfer to a non-qualifying party shall be treated by the Company as void. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted ("Notice of Conversion") in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

4. (a) The Holder of this Note is entitled, at its option, after the expiration of the requisite Rule 144 holding period and after full cash payment for the promissory note issued by the Holder to the Company simultaneously with the issuance by the Company of this Note (the "Holder Issued Note") , to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company's common stock (the "Common Stock") at a price ("Conversion Price") for each share of Common Stock equal to 58% of **lowest trading price** of the Common Stock as reported on the National Quotations Bureau OTCQB exchange which the Company's shares are traded or any exchange upon which the Common Stock may be traded in the future ("Exchange"), for the **twenty** prior trading days including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price). If the shares have not been delivered within 3 business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion. Once the Holder has received such shares of Common Stock, the Holder shall surrender this Note to the Company, executed by the Holder evidencing such Holder's intention to convert this Note or a specified portion hereof, and accompanied by proper assignment hereof in blank. Accrued but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. *In the event the Company experiences a DTC "Chill" on its shares, the conversion price shall be decreased to 48% instead of 58% while that "Chill" is in effect.* In the event the Company is not "Current" in its SEC filings at the time this note is cash funded, the discount shall be decreased to 40%. In no event shall the Holder be allowed to effect a conversion if such conversion, along with all other shares of Company Com-

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mon Stock beneficially owned by the Holder and its affiliates would exceed 9.9% of the outstanding shares of the Common Stock of the Company.

(b) Interest on any unpaid principal balance of this Note shall be paid at the rate of 8% per annum. Interest shall be paid by the Company in Common Stock ("Interest Shares"). The Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 4(a) above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

(c) This Note may not be prepaid, except that if the $125,000 Rule 144 convertible redeemable note issued by the Company of even date herewith is redeemed by the Company within 8 months of the issuance date of such Note, all obligations of the Company under this Note and all obligations of the Holder under the Holder Issued Note will each be automatically be deemed satisfied and this Note and the Holder Issued Note will be automatically be deemed cancelled and of no further force or effect.

(d) Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, other than a forward or reverse stock split or stock dividend, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a "Sale Event"), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(e) In case of any Sale Event (not to include a sale of all or substantially all of the Company's assets) in connection with which this Note is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company or successor person or entity acting in good faith.

5. No provision of this Note shall alter or impair the obligation of the Com-

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pany, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

6. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

7. The Company agrees to pay all costs and expenses, including reasonable attorneys' fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

8. If one or more of the following described "Events of Default" shall occur:

(a) The Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company; or

(b) Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note shall be false or misleading in any respect; or

(c) The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note or any other note issued to the Holder and not cure such breach within 10 days; or

(d) The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

(f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(g) Unless previously disclosed in the Company's filings with the Securities and Exchange Commission, one or more money judgments, writs or warrants of attachment, or similar process, in excess of fifty thousand dollars ($50,000) in the aggregate, shall be entered or

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filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h) The Company shall have defaulted on or breached any term of any other note of similar debt instrument into which the Company has entered and failed to cure such default within the appropriate grace period; or

(i) The Company shall have its Common Stock delisted from an exchange (including the OTCBB exchange) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days;

(j) Intentionally Deleted;

(k) The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 3 business days of its receipt of a Notice of Conversion; or

(l) The Company shall not replenish the reserve set forth in Section 12, within 5 business days of the request of the Holder ; or

(m) The Company's Common Stock has a closing bid price of less than $0.44 per share for at least 5 consecutive trading days; or

(n) The aggregate dollar trading volume of the Company's Common Stock is less than forty thousand dollars ($40,000.00) in any 5 consecutive trading days; or

(o) The Company shall cease to be "current" in its filings with the Securities and Exchange Commission; or.

(p) The Company shall lose the "bid" price for its stock in a market (including the OTCBB marketplace or other exchange)

Then, or at any time thereafter, unless cured (except for 8(m) and 8(n) which are incurable defaults, the sole remedy of which is to allow the Holder to cancel both this Note and the Holder Issued Note, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall be accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest

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rate of interest permitted by law. Further, if the Note becomes due and payable, the Holder may use the outstanding principal and interest due under the Note to offset any payment obligations it may have to the Company. In the event of a breach of 8(k) the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day. Once cash funded, the penalty for a breach of Section 8(p) shall be an increase of the outstanding principal amounts by 20%. Once cash funded, in the event of a breach of Section 8(i), the outstanding principal due under this Note shall increase by 50%. If this Note is not paid at maturity, the outstanding principal due under this Note shall increase by 10%.

If the Holder shall commence an action or proceeding to enforce any provisions of this Note, including, without limitation, engaging an attorney, then, if the Holder prevails in such action, the Holder shall be reimbursed by the Company for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

Make-Whole for Failure to Deliver Loss. At the Holder's election, if the Company fails for any reason to deliver to the Holder the conversion shares by the by the 3rd business day following the delivery of a Notice of Conversion to the Company and if the Holder incurs a Failure to Deliver Loss, then at any time the Holder may provide the Company written notice indicating the amounts payable to the Holder in respect of the Failure to Deliver Loss and the Company must make the Holder whole as follows:
Failure to Deliver Loss = [(High trade price at any time on or after the day of exercise) x (Number of conversion shares)]

9. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

10. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

11. The Company represents that it is not a "shell" issuer and has never been a "shell" issuer or that if it previously has been a "shell" issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a "shell issuer. Further. The Company will instruct its counsel to either (i) write a 144 opinion to allow for salability of the conversion shares or (ii) accept such opinion from Holder's counsel.

12. Prior to cash funding of this Note, The Company will issue irrevocable transfer agent instructions reserving 3x the number of shares of Common Stock necessary to allow the holder to convert this note based on the discounted conversion price set forth in Section

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4(a) herewith. The reserve shall be replenished as needed to allow for conversions of this Note using said 3x reserve. Upon full conversion of this Note, the reserve representing this Note shall be cancelled. The Company will pay all transfer agent costs associated with issuing and delivering the shares.

13. The Company will give the Holder direct notice of any corporate actions including but not limited to name changes, stock splits, recapitalizations etc. This notice shall be given to the Holder as soon as possible under law.

14. This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized.

Dated: 3-31-15

TECHNOLOGY APPLICATIONS INTERNATIONAL CORP

By: [signature]

Title: President

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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $__________ of the above Note into ________ Shares of Common Stock of Technology Applications International Corp ("Shares") according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion: ______________________________
Applicable Conversion Price: ______________________________
Signature: ______________________________
[Print Name of Holder and Title of Signer]
Address: ______________________________
____

SSN or EIN: ______________________
Shares are to be registered in the following name: ______________________

Name: ______________________________
Address: ______________________________
Tel: ______________________
Fax: ______________________
SSN or EIN: ______________________

Shares are to be sent or delivered to the following account:

Account Name: ______________________________
Address: ______________________________

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THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. LENDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

LG CAPITAL FUNDING, LLC
COLLATERALIZED SECURED PROMISSORY NOTE
BACK END NOTE

$125,000.00

Brooklyn, NY
March 24, 2015
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1. Principal and Interest

FOR VALUE RECEIVED, LG Capital Funding, LLC, a New York Limited Liability Company (the "Company") hereby absolutely and unconditionally promises to pay to Technology Applications International Corp (the "Lender"), or order, the principal amount of One Hundred Twenty Five Thousand Dollars ($125,000.00) no later than November 24, 2015, unless the Lender does not meet the "current information requirements" required under Rule 144 of the Securities Act of 1933, as amended, in which case the Company may declare the offsetting note issued by the Lender on the same date herewith to be in Default (as defined in that note) and cross cancel its payment obligations under this Note as well as the Lenders payment obligations under the offsetting note. This Full Recourse Note shall bear simple interest at the rate of 8%.

2. Repayments and Prepayments; Security.

a. All principal under this Note shall be due and payable no later than November 24, 2015, unless the Lender does not meet the "current information requirements" required under Rule 144 of the Securities Act of 1933, as amended, in which case the Company may declare the offsetting note issued by the Lender on the same date herewith to be in Default (as defined in that note) and cross cancel its payment obligations under this Note as well as the Lenders payment obligations under the offsetting note.

b. The Company may pay this Note at any time. This note may not be assigned by the Lender, except by operation of law.

c. This Note shall initially be secured by the pledge of the $125,000 8% convertible promissory note issued to the Company by the Lender on even date herewith (the

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"Lender Note"). **The Company may exchange this collateral for other collateral with an appraised value of at least $125,000.00, by providing 3 days prior written notice to the Lender. If the Lender does not object to the substitution of collateral in that 3 day period, such substitution of collateral shall be deemed to have been accepted by the Lender. Notwithstanding the foregoing, an exchange of collateral for $125,000.00 in cash shall not require the approval of the Lender.** All collateral shall be retained by New Venture Attorneys, P.C., which shall act as the escrow agent for the collateral for the benefit of the Lender. The Company may not effect any conversions under the Lender Note until it has made full cash payment for the portion of the Lender Note being converted.

3. Events of Default; Acceleration.

a. The principal amount of this Note is subject to prepayment in whole or in part upon the occurrence and during the continuance of any of the following events (each, an "Event of Default"): the initiation of any bankruptcy, insolvency, moratorium, receivership or reorganization by or against the Company, or a general assignment of assets by the Company for the benefit of creditors. Upon the occurrence of any Event of Default, the entire unpaid principal balance of this Note and all of the unpaid interest accrued thereon shall be immediately due and payable. The Company may offset amounts due to the Lender under this Note by similar amounts that may be due to the Company by the Lender resulting from breaches under the Lender Note.

b. No remedy herein conferred upon the Lender is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and in addition to every other remedy hereunder, now or hereafter existing at law or in equity or otherwise. The Company accepts and agrees that this Note is a full recourse note and that the Holder may exercise any and all remedies available to it under law.

4. Notices.

a. All notices, reports and other communications required or permitted hereunder shall be in writing and may be delivered in person, by telecopy with written confirmation, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed (i) if to a Lender, at such Lender's address as the Lender shall have furnished the Company in writing and (ii) if to the Company at such address as the Company shall have furnished the Lender(s) in writing.

b. Each such notice, report or other communication shall for all purposes under this Note be treated as effective or having been given when delivered if delivered personally or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or, if sent by electronic communication with confirmation, upon the delivery of electronic communication.

5. Miscellaneous.

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a. Neither this Note nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

b. No failure or delay by the Lender to exercise any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The provisions of this Note are severable and if any one provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction. This Note expresses the entire understanding of the parties with respect to the transactions contemplated hereby. The Company and every endorser and guarantor of this Note regardless of the time, order or place of signing hereby waives presentment, demand, protest and notice of every kind, and assents to any extension or postponement of the time for payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.

c. If Lender retains an attorney for collection of this Note, or if any suit or proceeding is brought for the recovery of all, or any part of, or for protection of the indebtedness respected by this Note, then the Company agrees to pay all costs and expenses of the suit or proceeding, or any appeal thereof, incurred by the Lender, including without limitation, reasonable attorneys' fees.

d. This Note shall for all purposes be governed by, and construed in accordance with the laws of the State of New York (without reference to conflict of laws).

e. This Note shall be binding upon the Company's successors and assigns, and shall inure to the benefit of the Lender's successors and assigns.

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IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officer to take effect as of the date first hereinabove written.

LG CAPITAL FUNDING, LLC

By:________________________

Title:________________________

APPROVED:

TECHNOLOGY APPLICATIONS INTERNATIONAL CORP

By: [signature]

Title: President

March 24, 2015

VStock Transfer, LLC
71 Spruce Street
Suite 201
Cedarhurst, NY 11516
Re: Irrevocable Transfer Agent Instructions

Ladies and Gentlemen:

Technology Applications International Corp., a Nevada corporation (the "*Company*"), and LG CAPITAL FUNDING, LLC (the "Investor") have entered into an 8% Convertible Promissory Note in the principal amount of $125,000.00 dated March 24, 2015 (the "Note").

You are hereby irrevocably authorized and instructed to reserve one million six hundred seventy six thousand (1,676,000) shares of common stock ("Common Stock") of the Company for issuance upon for conversion of the Notes in accordance with the terms thereof ("Reserved Shares"). The Investor shall have the right to periodically request that the number of Reserved Shares be increased so that the number of Reserved Shares at least equals 400% of the number of shares of Company common stock issuable upon conversion of the Note. You are hereby further irrevocably authorized and directed to issue the shares of Common Stock so reserved upon your receipt from the Investor of a notice of conversion ("Notice of Conversion") executed by the Investor in accordance with the terms of the Notice of Conversion. You shall have no duty or obligation to confirm the accuracy or the information set forth on the Notice of Conversion. Once the Company repays the principal, plus interest, plus default interest (if any) of any of the Note at the maturity date, upon written (e-mail being acceptable) confirmation by the Investor or Investor Counsel as well as the Company, Transfer Agent shall have no further obligation to maintain a reserve on behalf of the Investor or to issue any share of Common Stock to the Investor under the terms of that Note.

The Company must be participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program in order for the shares to be delivered electronically. The shares to be issued are to be registered in the names of the registered holder of the securities submitted for conversion or exercise.

The shares will be issued within three (3) business day upon receipt of the Notice of Conversion. If the Company's account is at least 30 days past due, the Investor is responsible for the prepaid Transfer Agent transfer and shipping fees. In no event shall the Transfer Agent be required to issue and deliver share certificates without the prior payment of its fees for the certificates to be issued. Transfer Agent shall directly provide the Investor with the number of shares of authorized capital and the outstanding shares of the Company upon request of the Investor.

The Company and the Investor intend that these instructions require the placement of a restrictive legend on all applicable share certificates unless the requirements listed below are met and the Investor provides the Transfer agent with an acceptable legal opinion stating that share certificates can be issued without a legend. So long as you have previously received such legal opinion from the Company (or Investor counsel) that the shares have been registered under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction and the number of shares to be issued are less than 9.9% of the total issued and outstanding common stock of the Company, such shares should be transferred, at the option of the holder of the Notes as specified in the Notice of Conversion, either (i) electronically by crediting the account of a Prime Broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system if the Company is a participant or (ii) in certificated form without any legend which would restrict the transfer of the shares, and you should remove all stop-transfer instructions relating to such shares. Until such time as you are advised by Investor counsel that the shares have been registered under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction and the number of shares to be issued are less than 9.9% of the total issued and outstanding common stock of the Company, you are hereby instructed to place the following legends on the certificates:

> THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF INVESTOR COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and you are instructed to issue a certificate without such legend to the holder of any shares upon which it is stamped, if: (a) such shares are registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction and the number of shares to be issued is less than 9.9% of the total issued common stock of the Company, (b) such holder provides the Company and the transfer agent with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (and satisfactory to the transfer agent), to the effect that a public sale or transfer of such security may be made without registration under the 1933 Act and such sale or transfer is effected and (c) such holder provides the Company and the transfer agent with reasonable assurances that such shares can be sold pursuant to Rule 144. Nothing herein shall be construed to require the Transfer Agent to take any action which would violate state or federal rules, regulations or law. If an instruction herein would require such a violation, such instructions, but not any other term herein, shall be void and unenforceable.

The Company shall indemnify and defend you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any

and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its and Transfer Agent's attorney) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). You shall have no liability to the Company or the Investor in respect to any action taken or any failure to act in respect of this if such action was taken or omitted to be taken in good faith, and you shall be entitled to rely in this regard on the advice of counsel.

The Company agrees that in the event that the Transfer Agent resigns as the Company's transfer agent, the Company shall engage a suitable replacement transfer agent that will agree to serve as transfer agent for the Company and be bound by the terms and conditions of these Irrevocable Instructions within five (5) business days. The Company and the Investor agree that any action which names the Transfer Agent as a party shall be brought in a court of general jurisdiction in New York, New York and no other court.

The Investor is intended to be a party to these Instructions and are third party beneficiaries hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of the Investor.

Very truly yours,

TECHNOLOGY APPLICATIONS INTERNATIONAL CORP.

By: ____________________

Title: President

Acknowledged and Agreed:

VSTOCK TRANSFER, LLC

By: ____________________

Title: CEO